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                                                                   Exhibit 10.20



                                                                  EXECUTION COPY

                        FIFTH AMENDMENT TO SERIES 2002-A
                   SUPPLEMENT TO THE MASTER LEASE RECEIVABLES
                    ASSET-BACKED FINANCING FACILITY AGREEMENT
                    -----------------------------------------


     FIFTH AMENDMENT TO SERIES 2002-A SUPPLEMENT TO THE MASTER LEASE RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT (this "Amendment"), made as of March 18, 2005, is entered into by and among MARLIN LEASING CORPORATION ("MLC"), individually, and as the Servicer, MARLIN LEASING RECEIVABLES CORP. II ("MLRC"), as the Obligors' Agent, MARLIN LEASING RECEIVABLES II LLC, as the Obligor, JPMORGAN CHASE BANK, NA (successor by merger to Bank One, N.A.), as the Agent, and WELLS FARGO BANK, N.A. (successor-by-merger to Wells Fargo Bank Minnesota, N.A.) ("Wells Fargo"), as the Trustee, and is consented to and acknowledged by MBIA INSURANCE CORPORATION ("MBIA"), as Series Support Provider. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Supplement (as defined below).

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, MLC, in its capacity as the Servicer, MLRC, in its capacity as the Obligors' Agent, and Wells Fargo, in its capacities as Trustee and Back-Up Servicer, entered into that certain Master Lease Receivables Asset-Backed Financing Facility Agreement, dated as of April 1, 2002 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the "Master Agreement"), which Master Agreement was amended and supplemented by the Series 2002-A Supplement to the Master Agreement dated as of April 1, 2002 among certain of the parties hereto, as amended by that certain First Amendment to the Series 2002-A Supplement to the Master Agreement dated as of July 10, 2003, and by that certain Second Amendment to the Series 2002-A Supplement to the Master Agreement dated as of January 13, 2004, and by that certain Third Amendment to the Series 2002-A Supplement to the Master Agreement dated as of March 19, 2004, and by that certain Fourth Amendment to the Series 2002-A Supplement to the Master Agreement dated as of January 11, 2005 (such agreement as amended, modified, restated, replaced, waived, substituted, supplemented or extended, the "Supplement"); and

     WHEREAS, the parties hereto desire to amend the Supplement in certain respects as provided herein;

     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS.
                ----------

     (a) The definition of "Liquidity Expiration Date" (as first set forth in the Second Amendment to the Series 2002-A Supplement to the Master Agreement and most recently amended in the Fourth Amendment to the Series 2002-A Supplement to the Master Agreement) is hereby amended and restated in its entirety as follows:

     "Liquidity Expiration Date" shall mean April 8, 2006.
      -------------------------

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     SECTION 2. SUPPLEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as
specifically amended hereby, all provisions of the Supplement shall remain in full force and effect. After this Amendment becomes effective, all references to "hereof," "herein," or words of similar effect referring to the Supplement shall be deemed to mean the Supplement as amended hereby. This Amendment shall not constitute a novation of the Supplement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Supplement other than as set forth herein.

     SECTION 3. REPRESENTATIONS. Each of the parties hereto represent and warrant as of the date of this Amendment as follows: (a) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized; (b) this Amendment has been duly executed and delivered by it; and
(c) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     SECTION 4. WAIVER OF NOTICE. Each of the parties, by its execution of this Amendment, waives any prior notice pursuant to Section 7.05 of the Supplement and any and all other notice provisions contained within the documents executed in connection with the issuance of the Series 2002-A Note.

SECTION 5. MISCELLANEOUS.
           -------------

     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in the Supplement.

     (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

     (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED



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AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.



            [The Remainder Of This Page Is Intentionally Left Blank]





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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         MARLIN LEASING CORPORATION, in its
                                         individual capacity and as Servicer

                                         By:
                                            ------------------------------------
                                            Name: George D. Pelose
                                            Title: Senior Vice President


                                         MARLIN LEASING RECEIVABLES CORP. II, as
                                         the Obligors' Agent

                                         By:
                                            ------------------------------------
                                            Name: George D. Pelose
                                            Title: Vice President


                                         MARLIN LEASING RECEIVABLES II, LLC, as
                                         the Obligor

                                         By: MARLIN LEASING RECEIVABLES
                                         CORP II, as Managing Member

                                         By:
                                            ------------------------------------
                                            Name: George D. Pelose
                                            Title: Vice President


                                         JPMORGAN CHASE BANK, NA (successor by
                                         merger to Bank One, N.A.), as Agent


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Address: Suite IL1-0079
                                                     1 Bank One Plaza
                                                     Chicago, IL 60670
                                                     Attention: Transaction
                                                                Management
                                                     Telephone: (312) 732-1281
                                                     Fax: (312) 732-3600



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                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION (successor-by-merger to
                                         Wells Fargo Bank Minnesota, N.A.), as
                                         Trustee

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         CONSENTED TO AND ACKNOWLEDGED BY:

                                         MBIA INSURANCE CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:






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